UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2014

Health Care REIT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Underwriting Agreement

On November 14, 2014, in connection with the Registration Statement on Form S-3 (File No. 333-181185), effective May 4, 2012, Health Care REIT, Inc. (the “Company”) entered into an Underwriting Agreement with Deutsche Bank AG, London Branch, Barclays Bank PLC, The Royal Bank of Scotland plc, UBS Limited and Wells Fargo Securities, LLC, as representatives of the several underwriters, for an offering of £500,000,000 aggregate principal amount of the Company’s 4.500% senior notes due 2034. The offering is expected to close on November 25, 2014, subject to the satisfaction of customary closing conditions.

Trading Plans

Effective October 23, 2000, the Securities and Exchange Commission (the “SEC”) adopted rules related to insider trading. One of these rules, Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, provides an exemption to the insider trading rules in the form of an affirmative defense. Rule 10b5-1 recognizes the creation of formal programs under which executives and other insiders may sell the securities of publicly traded companies on a regular basis pursuant to written plans that are entered into at a time when the plan participants are not aware of material non-public information and that otherwise comply with the requirements of Rule 10b5-1.

The Company has adopted an insider trading policy that allows insiders to sell securities of the Company pursuant to pre-arranged trading plans.

On November 13, 2014, Jeffrey H. Miller, Executive Vice President and Chief Operating Officer of the Company, entered into a plan pursuant to which he instructed his broker to sell up to 4,259 shares of the Company’s common stock and to exercise options and sell up to 33,006 shares of the Company’s common stock during the period between December 15, 2014 and July 31, 2015. The number of shares to be sold under Mr. Miller’s plan ranges from 2,654 to 14,645 shares per month, not including any unsold shares that might be carried over from previous months.

On November 14, 2014, Erin C. Ibele, Executive Vice President, Head of Human Capital and Corporate Secretary of the Company, entered into a plan pursuant to which she instructed her broker to sell up to 4,400 shares of the Company’s common stock and to exercise options and sell up to 8,394 shares of the Company’s common stock during the period between December 20, 2014 and July 31, 2015. The number of shares to be sold under Ms. Ibele’s plan ranges from 1,584 to 1,602 shares per month, not including any unsold shares that might be carried over from previous months.

Reports of the details of actual sales under the plans will be filed by Mr. Miller and Ms. Ibele on Form 4 in accordance with SEC regulations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of November 14, 2014, between Health Care REIT, Inc. and Deutsche Bank AG, London Branch, Barclays Bank PLC, The Royal Bank of Scotland plc, UBS Limited and Wells Fargo Securities, LLC, as representatives of the several underwriters

5	Opinion of Shumaker, Loop & Kendrick, LLP

8	Tax Opinion of Arnold & Porter LLP

23.1	Consent of Shumaker, Loop & Kendrick, LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5

23.2	Consent of Arnold & Porter LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 8

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ THOMAS J. DEROSA
Name:	Thomas J. DeRosa
Title:	Chief Executive Officer

Dated: November 19, 2014

Exhibit Index

1.1	Underwriting Agreement, dated as of November 14, 2014, between Health Care REIT, Inc. and Deutsche Bank AG, London Branch, Barclays Bank PLC, The Royal Bank of Scotland plc, UBS Limited and Wells Fargo Securities, LLC, as representatives of the several underwriters

5	Opinion of Shumaker, Loop & Kendrick, LLP

8	Tax Opinion of Arnold & Porter LLP

23.1	Consent of Shumaker, Loop & Kendrick, LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5

23.2	Consent of Arnold & Porter LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 8